SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 25, 2003




                               AVADO BRANDS, INC.
             (Exact name of Registrant as Specified in its Charter)


         Georgia                        0-19542             59-2778983
------------------------------     ----------------   ---------------------
(State or other Jurisdiction of    (Commission File       (IRS Employer
Incorporation or Organization)          Number)         Identification No.)



         Hancock at Washington
           Madison, Georgia                                30650
----------------------------------------      ------------------------------
(Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)



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     Item 5. Other Events.

     Avado Brands, Inc. announced via press release that new financing was obtained by the Company. A copy of the press release issued by the Company on March 25, 2003 is filed herewith and incorporated herin by reference.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                      99.1 Press release dated March 25, 2003 by Avado Brands, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AVADO BRANDS, INC.
                                          (Registrant)


                                          By: /s/ Louis J. Profumo
                                              -------------------------
                                              Louis J. Profumo
                                              Chief Financial Officer


Date: April 25, 2003


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